Exhibit 99.1

PHP Ventures Acquisition Corp. Announces Postponement of Special Meeting of Shareholders Until

Miami Beach, FL, December 28, 2022 — PHP Ventures Acquisition Corp. (the “Company”) (Nasdaq: PPHP, PPHPR, PPHPU, PPHPW), a special purpose acquisition company, today announced that it has postponed the Special Meeting of Shareholders scheduled to occur on December 28, 2022 (the “Special Meeting”) until December 30, 2022. On December 15, 2022, the Company filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and a Revised Definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”) with respect to the Special Meeting to vote on, among other things, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from February 16, 2023 to August 16, 2023 (the “Extension Proposal”). The purpose of the Extension is to allow the Company more time to complete its previously announced business combination by and among the Company, Modulex Modular Buildings Plc, a company registered in England and Wales with company number 0729166 (the “Target”), and Modulex Merger Sub, Cayman Islands exempted company and wholly-owned subsidiary of the Target (“Merger Sub”), (together with the Company, Merger Sub, and the Target, the “Parties”). In order to support this Extension Proposal, the Company, and Global Link Investment LLC, the Company’s Sponsor, have agreed that, if the Extension Proposal is approved, the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $ 0.0625 per share that is not redeemed for each such one-month extension until August 16, 2023 unless the closing of the Company’s initial business combination shall have occurred prior to such date (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

On December 27, 2022, the Company announced that it had received redemption notices for 4,464,250 shares of its Class A Common Stock from its stockholders. Accordingly, the Company is postponing the previously scheduled meeting until 2:00 p.m. on Friday, December 30, 2022, to solicit investors to reverse their redemption notices.

Business Combination

On December 6, 2022, PHP Ventures entered into a definitive business combination agreement pursuant to which it would merge with and into Merger Sub, with Merger Sub continuing as the surviving entity. Upon the closing of the business combination, which is expected in the second quarter of 2023, the combined company expects to remain listed on Nasdaq under the ticker symbol “MDLX”.

ABOUT PHP VENTURES ACQUISITION CORP.

PHP Ventures Acquisition Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The Company is led by Marcus Choo Yeow Ngoh, the Company’s Chairman of the Board and Chief Executive Officer, and Garry Richard Stein, the Company’s Chief Financial Officer. PHP is sponsored by Global Link Investment LLC. For more information visit www.phpventures.com.

ABOUT MODULEX

Modulex Modular Buildings Plc, headquartered in the United Kingdom with additional offices in India and Mauritius, is a cutting-edge “ConstrucTech” company manufacturing 3D volumetric steel modular buildings and harnessing emerging technologies, such as Artificial Intelligence, Blockchain & Internet of Things (IoT), to meet the burgeoning housing and infrastructure needs at a rapid pace and with optimal cost efficiency by delivering “Modular Buildings 2.0.”

Modulex is an incubation business developed by Red Ribbon Asset Management Plc, a Mainstream Impact Investing company, which intends to take disruptive construction technology to emerging and growth markets where there is an urgent need for infrastructure such as healthcare, offices, and affordable housing. For more information, visit www.modulexglobal.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Business Combination, PHP intends to file the Registration Statement containing proxy materials in the form of a proxy statement with the SEC. The Form F-4 will include a proxy statement to be distributed to holders of PHP’s common stock in connection with PHP’s solicitation of proxies for the vote by PHP’s stockholders with respect to the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Modulex’s shareholders in connection with the proposed Business Combination. After the Registration Statement has been filed and declared effective, PHP will mail a definitive proxy statement, when available, to its shareholders.

Investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed or to be filed with the SEC carefully and in their entirety when they become available because they will contain important information about PHP, Modulex and the proposed Business Combination. Additionally, PHP will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of PHP are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

PARTICIPANTS IN THE SOLICITATION

PHP and Modulex and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of PHP’s executive officers and directors in the solicitation by reading PHP’s Registration Statement and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information about the directors and executive officers of PHP is set forth in PHP’s annual report for the year ended December 31, 2021, on Forms filed with the SEC, i.e., Form S-1, several Forms 8-K and Forms 10-Q. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement when it is filed with the SEC. These documents can be obtained free of charge at www.sec.gov.

Modulex and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PHP in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration Statement filed in connection with the proposed Business Combination.

FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute “forward-looking statements,” including with respect to the proposed Business Combination, within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to Modulex’s products, the likelihood of regulatory approval of such products and their proposed uses; Modulex’s growth prospects and Modulex’s potential target markets, as well as the size of those markets; Modulex’s projected financial and operational performance; new product and service offerings Modulex may introduce in the future; the potential business combination, including the implied business value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; the anticipated effect of the announcement or pendency of the proposed business combination on PHP’s or Modulex’s business relationships, performance, and business generally; and other statements regarding PHP’s and Modulex’s expectations, hopes, beliefs, intentions or strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of any proxy statement relating to the proposed business combination, which is expected to be filed by PHP with the SEC, other documents filed by PHP from time to time with SEC, and any risk factors made available to you in connection with PHP, Modulex and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of PHP and Modulex), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. No assurance can be given that the business combination discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of PHP, including those set forth in the Risk Factors section of the Registration Statement and preliminary proxy statement for the proposed Business Combination. Copies of these documents are or will be available on the SEC’s website, www.sec.gov. PHP undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

In addition to factors previously disclosed in PHP’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Business Combination Agreement may not be completed in a timely manner or at all, which may adversely affect the price of PHP’s securities; (ii) the risk that the transactions contemplated by the Business Combination Agreement may not be completed by PHP’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PHP; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Business Combination Agreement, including the adoption of the Business Combination Agreement by the stockholders of PHP, the satisfaction of the minimum cash amount following redemptions by PHP’s public stockholders, (iv) the receipt of certain governmental and regulatory approvals; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the potential effect of the announcement or pendency of the transactions contemplated by the Business Combination Agreement on Modulex’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Business Combination Agreement disrupt current plans and operations of Modulex; (viii) the outcome of any legal proceedings that may be instituted against Modulex or PHP related to the Business Combination Agreement or the transactions contemplated thereby; (ix) the risk that PHP will be unable to maintain the listing of PHP’s securities on Nasdaq Capital Market; (x) the risk that the price of PHP’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Modulex operates, variations in performance across competitors, changes in laws and regulations affecting Modulex’s business and changes in the capital structure; (xi) the inability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Business Combination Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Modulex operates, (xiii) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Modulex’s customers and suppliers operate in that could adversely impact Modulex’s operations or the SPAC market generally; (xiv) the risk of supply chain and supply route challenges, including COVID-19, could result in delays or increased costs for Modulex and partners deploying their technologies; (xv) the risk that Modulex may not achieve or sustain profitability; (xvi) the risk that Modulex will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that Modulex experiences difficulties in managing its growth and expanding operations; (xviii) the inability to complete a PIPE financing on attractive terms or at all; (xix) changes in overall economic conditions that impact spending on Modulex’s products; and (xx) deterioration in conditions of the building construction industry or in broader economic conditions.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties, and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about PHP and Modulex or the date of such information in the case of information from persons other than PHP or Modulex, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Modulex’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

NO OFFER OR SOLICITATION

This press release relates to a proposed Business Combination between PHP and Modulex and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of PHP or Modulex, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

CONTACT INFORMATION

MZ Group

Chris Tyson

+1 (949) 491-8235

PPHP@mzgroup.us